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                 SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
                                       AND
                      FIRST AMENDMENT TO SECURITY AGREEMENT



                                     among



                                   THQ INC.,



                                    Each of
                        UNION BANK OF CALIFORNIA, N.A.,
                                      and
                                  BNP PARIBAS



                                      and



                        UNION BANK OF CALIFORNIA, N.A.,
                            as Administrative Agent


                                January 8, 2002


                               CLOSING DOCUMENTS



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                               TABLE OF CONTENTS
     (All documents dated January 8, 2002 unless otherwise specified below.)

     1. Seventh Amendment to Revolving Credit Agreement and First Amendment to Security Agreement among THQ Inc. (the "Borrower"), each of Union Bank of California, N.A. and BNP Paribas (collectively, the "Lenders"), and Union Bank of California, N.A., as Administrative Agent (the "Agent") for the Lenders

     2.   Consent of THQ/JAKKS Pacific, LLC

     3. Letter dated December 21, 2001 among the Borrower, the Lenders and the Agent whereby the Lenders consent to the Borrower's acquisition of Rainbow Multimedia Group, Inc.

                 SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
                                       AND
                      FIRST AMENDMENT TO SECURITY AGREEMENT


     This Amendment, dated as of January 8, 2002, is entered into by (1) THQ INC., a Delaware corporation (the "Borrower"), (2) each of UNION BANK OF CALIFORNIA, N.A. and BNP PARIBAS (the "Lenders"), and (3) UNION BANK OF CALIFORNIA, N.A., as administrative agent (the "Agent") for the Lenders.


                                    Recitals

     A. The Borrower, the Lenders and the Agent are parties to a Revolving Credit Agreement dated as of August 31, 2000, as amended by a First Amendment to Revolving Credit Agreement dated October 23, 2000, a Second Amendment to Revolving Credit Agreement dated February 20, 2001, a Third Amendment to Revolving Credit Agreement dated June 12, 2001, a Fourth Amendment to Revolving Credit Agreement dated as of July 31, 2001, a Fifth Amendment to Revolving Credit Agreement dated August 28, 2001 and a Sixth Amendment to Revolving Credit Agreement dated October 26, 2001 (said Revolving Credit Agreement, as so amended, herein called the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the rules of interpretation set forth in Sections 1.2 and
1.3 of the Credit Agreement are incorporated herein by reference.

     B. The Borrower, the Lenders and the Agent wish to (1) amend the Credit Agreement to accommodate the Borrower's acquisition of Rainbow Multimedia Group, Inc., an Arizona corporation, and (2) amend the Security Agreement to revise the representation therein concerning investment property. Accordingly, the Borrower, the Lenders and the Agent agree as set forth below.

     Section 1. Amendments to Credit Agreement. Effective as of the date hereof but subject to satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement is hereby amended as set forth below.

      (a) Section 1.1 of the Credit Agreement is amended by adding the following defined terms in appropriate alphabetical order:

               "'Equity Offering' means the sale or issuance by the Borrower or any Subsidiary of any equity interest (including common stock, preferred stock, membership interests and partnership interests) or any options, warrants, convertible securities or other rights to purchase such equity interests."

               "`Net Cash Proceeds' means, with respect to any Equity Offering, the difference between (a) the aggregate amount received by the offeror in cash (including any cash received by way of deferred payment pursuant to a note receivable, other noncash consideration or otherwise, but only as and when such cash is so received) in connection with such Equity Offering minus (b) the reasonable fees, commissions and other out-of-pocket expenses incurred by the offeror in connection with such Equity Offering (other than amounts payable to Affiliates of the offeror)."

               "`Rainbow Multimedia' means Rainbow Multimedia Group, Inc., an Arizona corporation."

          (b) Section 6.2(c) of the Credit Agreement is amended by deleting the amount "$2,250,000" therein and substituting "$3,000,000."

          (c) Section 6.2(d) of the Credit Agreement is amended by deleting the word "and" at the end of Section 6.2(d)(i) and inserting the following immediately before the period at the end of Section 6.2(d):

     "and (iii) the Borrower may acquire all of the stock of Rainbow Multimedia, solely with stock of the Borrower, for an effective purchase price not exceeding $53,100,000."

          (d) Section 6.2(k) of the Credit Agreement is amended in full to read as follows:

               "(k) Maintenance of Net Worth. The Borrower will not permit the consolidated net worth of it and its Subsidiaries as of the end of any fiscal year to be less than the sum of (i) $130,000,000 plus (ii) the Net Cash Proceeds received by the Borrower or any Subsidiary from any Equity Offering made after November 13, 2001 plus (iii) $53,045,465 plus (iv) for each fiscal year ending after December 31, 2000, on a cumulative basis, the greater of (A) 90% of any positive net income of the Borrower and its Subsidiaries on a consolidated basis for such fiscal year and (B) $15,000,000."

          (e) Schedule 2 to the Credit Agreement is amended in full to be in the form attached hereto as Schedule 2.

     Section 2. Amendments to Security Agreement. Effective as of the date hereof but subject to satisfaction of the conditions precedent set forth in
Section 3, the Security Agreement is hereby amended as set forth below.

          (a) Section 6(d) of the Security Agreement is amended by deleting the words "the date hereof" and substituting "January 8, 2002."

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          (b)  Schedule 1 to the Security Agreement is amended in full to be in the form attached hereto as Schedule 1.

     Section 3. Conditions to Effectiveness. This Amendment shall become effective as of the date first set forth above when the Agent has received all of the following documents, each dated the date hereof, in form and substance satisfactory to the Agent and in the number of originals requested by the Agent:

          (a)  this Amendment, duly executed by the Borrower and the Lenders;

          (b)  a consent to this Amendment, duly executed by THQ/Jakks;

          (c) control agreements for the purpose of perfecting the Agent's security interest in such securities accounts of the Borrower as the Agent may specify, in each case duly executed by the Borrower, the Agent and the institution with which the securities account is maintained; and

          (d) such other approvals, opinions, evidence and documents as any Lender through the Agent may reasonably request.

     Section 4. Representations and Warranties of Borrower. The Borrower represents and warrants to the Lenders and the Agent as set forth below.

          (a) The execution, delivery and performance by the Borrower of this Amendment and the Credit Documents, as amended hereby, to which the Borrower is a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the articles of incorporation or bylaws of the Borrower, (ii) contravene any Governmental Rule or contractual restriction binding on or affecting the Borrower or (iii) result in or require the creation or imposition of any Lien (other than any created by the Credit Documents) upon or with respect to any of the properties of the Borrower.

           (b) No Governmental Action is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Credit Documents, as amended hereby, to which the Borrower is a party.

           (c) This Amendment and each of the Credit Documents, as amended hereby, to which the Borrower is a party constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally.

          (d) The Security Agreement, as amended hereby, and the Guarantor Security Agreement constitute valid and perfected first-priority Liens on the Collateral specified therein, enforceable against all third parties in all jurisdictions, and secure the payment of all obligations of the Borrower and THQ/Jakks, respectively, under the Credit

Documents, as amended hereby, and the execution, delivery and performance of this Amendment do not adversely affect the Lien of the Security Agreement, as amended hereby, or the Guarantor Security Agreement.

           (e) The unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of September 30, 2001, and the related unaudited consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the 9-month fiscal period then ended, certified (subject to normal year-end audit adjustments) by the chief financial officer or chief accounting officer of the Borrower, fairly present the consolidated financial condition of the Borrower and its Subsidiaries as of such date and the consolidated results of the operations of the Borrower and its Subsidiaries for the 9-month fiscal period ended on such date, all in accordance with generally accepted accounting principles applied on a consistent basis. Since September 30, 2001 there has been no material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or any of its Subsidiaries. The Borrower and its Subsidiaries have no material contingent liabilities except as disclosed in such financial statements or the notes thereto.

          (f) There is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower or any Subsidiary before any Governmental Person or arbitrator that could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or any Subsidiary or that purports to affect the legality, validity or enforceability of this Amendment or any of the Credit Documents, as amended hereby.

          (g) There has been no amendment to the articles of incorporation or bylaws of the Borrower, or to the certificate of formation or operating agreement of THQ/Jakks, on or after August 31, 2000. The representations and warranties of the Credit Parties contained in the Credit Documents are correct on and as of the date hereof as though made on and as of such date. No event has occurred and is continuing, or would result from the effectiveness of this Amendment, that constitutes a Default.

          (h) Neither the Borrower nor THQ/Jakks has any bank account, deposit account, investment account or other such account other than (i) the four securities accounts of the Borrower specified in Schedule 1 to the Security Agreement, as amended hereby, (ii) the six accounts of the Borrower at UBOC specified in Schedule 2 to the Security Agreement and (iii) the one account of the Borrower at Wells Fargo Bank, N.A. specified in Schedule 2 to the Security Agreement.

          (i) All of the Borrower's equipment and inventory are located at the places therefore specified in Schedule 3 to the Security Agreement.

     Section 5. Reference to and Effect on Credit Documents.

          (a) On and after the effective date of this Amendment, (i) each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or any other

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expression of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or any other expression of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment and (ii) each reference in the Security Agreement to "this Agreement," "hereunder," "hereof," "herein" or any other expression of like import referring to the Security Agreement, and each reference in the other Credit Documents to "the Security Agreement," "thereunder," "thereof," "therein" or any other expression of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement as amended by this Amendment.

          (b) Except as specifically amended above, the Credit Agreement, the Security Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Agreement, as amended hereby, and the Guarantor Security Agreement and all of the Collateral described therein do and shall continue to secure the payment of all obligations stated to be secured thereby under the Credit Documents, as amended hereby.

          (c) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under any of the Credit Documents or constitute a waiver of any provision of any of the Credit Documents.

     Section 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

     Section 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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     Section 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF CALIFORNIA.

                                        THQ INC.


                                        By: /s/ FRED GYSI
                                           -------------------------------------
                                                Fred Gysi
                                                Senior Vice President,
                                                  Finance & Administration
                                                  & Chief Financial Officer


                                        UNION BANK OF CALIFORNIA, N.A.,
                                          as Agent and Lender


                                        By:
                                           -------------------------------------
                                                Ann M. Forbes
                                                Vice President &
                                                  Senior Credit Executive


                                        BNP PARIBAS


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

     Section 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF CALIFORNIA.

                                        THQ INC.


                                        By:
                                           -------------------------------------
                                                Fred Gysi
                                                Senior Vice President,
                                                  Finance & Administration
                                                  & Chief Financial Officer


                                        UNION BANK OF CALIFORNIA, N.A.,
                                          as Agent and Lender


                                        By: /s/ ANN M. FORBES
                                           -------------------------------------
                                                Ann M. Forbes
                                                Vice President &
                                                  Senior Credit Executive


                                        BNP PARIBAS


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

     Section 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF CALIFORNIA.

                                        THQ INC.


                                        By:
                                           -------------------------------------
                                                Fred Gysi
                                                Senior Vice President,
                                                  Finance & Administration
                                                  & Chief Financial Officer


                                        UNION BANK OF CALIFORNIA, N.A.,
                                          as Agent and Lender


                                        By:
                                           -------------------------------------
                                                Ann M. Forbes
                                                Vice President &
                                                  Senior Credit Executive


                                        BNP PARIBAS


                                        By: /s/ PETER LUPO
                                           -------------------------------------
                                        Name: Peter Lupo
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                        By: /s/ GERRY ARTEAGA
                                           -------------------------------------
                                        Name: Gerry Arteaga
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------